Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Third Quarter Earnings

New York – November 1, 2012 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $12.9 million, or $0.90 per diluted share, for the three months ended September 30, 2012 compared to $13.9 million, or $0.92 per diluted share, for the comparable period in 2011. Operating earnings were $9.8 million, or $0.69 per diluted share, for the third quarter of 2012 compared to operating earnings of $12.0 million, or $0.80 per diluted share, for the comparable period in 2011.

For the nine months ended September 30, 2012, the Company reported net income of $35.7 million, or $2.51 per diluted share, compared to $15.5 million, or $1.00 per diluted share, for the comparable period in 2011. Operating earnings were $29.1 million, or $2.04 per diluted share, for the nine months ended September 30, 2012 compared to $13.3 million, or $0.85 per diluted share, for the comparable period in 2011.

Gross written premiums and net written premiums for the three months ended September 30, 2012 were $298.7 million and $188.0 million, respectively, an increase of 17.0% and 7.2% from the comparable period in 2011. Gross written premiums and net written premiums for the nine months ended September 30, 2012 were $964.9 million and $621.3 million, respectively, an increase of 16.2% and 12.6% from the comparable period in 2011.

The combined loss and expense ratio for the three and nine months ended September 30, 2012 were 99.1% and 99.0%, respectively, compared to 99.1% and 105.6% for the comparable periods in 2011.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to have met our primary objectives during the quarter: underwriting profit and growth in book value per share. Our Lloyd’s operation had an exceptionally strong quarter, achieving double digit premium growth and benefitting from favorable loss emergence. Navigators Specialty had another strong quarter, as we continue to benefit from the expansion of our E&S underwriting teams. We continue to achieve positive renewal rate change across most product lines and our underwriters remain focused and disciplined in their risk selections.”

Stockholders’ equity was $874.8 million, or $62.32 per share, as of September 30, 2012 compared to $803.4 million, or $57.57 per share, as of December 31, 2011.

Net investment income for the three and nine months ended September 30, 2012 was $13.6 million and $40.6 million, respectively, a decrease of 16.4% and 20.4% from the comparable periods in 2011. Investment income for the nine months ended September 30, 2012 was reduced by $4.5 million as a result of the settlement of a dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 2.4% for both the three and nine months ended September 30, 2012, compared to 3.1% and 3.2% for the comparable periods in 2011. The effective tax rate on net investment income was 26.6% and 26.8% for the three and nine months ended September 30, 2012, compared to 28.6% for both comparable periods in 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release

November 1, 2012

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.8 years as of September 30, 2012. As of September 30, 2012, net unrealized gains within our investment portfolio were $140.6 million, an increase of $47.0 million compared to December 31, 2011. There were $4.8 million net realized gains for the three months ended September 30, 2012 compared to $2.6 million for the same period in 2011. There were no other-than-temporary impairment losses for the three months ended September 30, 2012. For the nine months ended September 30, 2012, there were $10.2 million of net realized gains including other-than-temporary impairment losses recognized in earnings, compared to $3.5 million for the same period in 2011.

Consolidated net cash flow from operations for the three and nine months ended September 30, 2012 were $54.1 million and $69.1 million, respectively, compared to $71.9 million and $86.3 million for the comparable periods in 2011.

The Company will hold a conference call on Friday, November 2, 2012 starting at 8:30 a.m. ET to discuss the 2012 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=119546

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(914) 933-6043
cdefalco@navg.com
www.navg.com

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2012	2011	Change	2012	2011	Change

Gross written premiums	$298,742	$255,318	17.0%	$964,878	$830,315	16.2%
Net written premiums	188,046	175,357	7.2%	621,343	551,796	12.6%
Revenues:
Net earned premiums	201,262	173,633	15.9%	580,398	499,888	16.1%
Net investment income	13,597	16,259	-16.4%	40,632	51,072	-20.4%
Total other-than-temporary impairment losses	—	(1,241)	NM	(693)	(2,338)	-70.4%
Portion of loss recognized in other comprehensive income (before tax)	—	618	NM	43	941	-95.4%

Net other-than-temporary impairment losses recognized in earnings	—	(623)	NM	(650)	(1,397)	-53.5%
Net realized gains (losses)	4,761	3,238	47.0%	10,820	4,856	122.8%
Other income	789	(921)	NM	2,087	643	NM

Total revenues	220,409	191,586	15.0%	633,287	555,062	14.1%

Expenses:
Net losses and loss adjustment expenses	128,850	110,242	16.9%	370,242	340,893	8.6%
Commission expenses	31,258	25,934	20.5%	90,211	80,164	12.5%
Other operating expenses	40,112	34,989	14.6%	116,238	107,341	8.3%
Interest expense	2,049	2,047	0.1%	6,147	6,140	0.1%

Total expenses	202,269	173,212	16.8%	582,838	534,538	9.0%

Income before income taxes	18,140	18,374	-1.3%	50,449	20,524	145.8%
Income tax expense (benefit)	5,225	4,476	16.7%	14,731	5,015	NM

Net income (loss)	$12,915	$13,898	-7.1%	$35,718	$15,509	130.3%

Per Share Data
Net income per common share:
Basic	$0.92	$0.94	-2.0%	$2.55	$1.02	NM
Diluted	$0.90	$0.92	-1.7%	$2.51	$1.00	NM
Average common shares outstanding:
Basic	14,026,855	14,796,309		14,004,302	15,243,603
Diluted	14,272,477	15,104,424		14,255,301	15,569,370
Underwriting Ratios
Loss Ratio	64.0%	63.5%		63.8%	68.2%
Expense Ratio	35.1%	35.6%		35.2%	37.4%

Combined Ratio	99.1%	99.1%		99.0%	105.6%

Balance Sheet Data	September 30,	June 30,		September 30,	Dec. 31,
	2012	2012		2012	2011
Stockholders’ equity	$874,811	$841,808	3.9%	$874,811	$803,435	8.9%
Book value per share	$62.32	$60.08	3.7%	$62.32	$57.57	8.3%

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	September 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2012, $1,975,534; 2011, $1,816,710)	$2,085,058	$1,888,069
Equity securities, available-for-sale, at fair value (cost: 2012, $74,831; 2011, $73,567)	105,930	95,849
Short-term investments, at cost which approximates fair value	187,445	122,220
Cash	36,252	127,360

Total investments and cash	2,414,685	2,233,498

Premiums receivable	351,060	255,725
Prepaid reinsurance premiums	224,851	164,162
Reinsurance recoverable on paid losses	41,819	43,791
Reinsurance recoverable on unpaid losses and loss adjustment expenses	834,604	845,445
Deferred policy acquisition costs	61,281	63,984
Accrued investment income	14,175	14,492
Goodwill and other intangible assets	7,037	6,869
Current income tax receivable, net	10,325	15,391
Other Assets	34,860	26,650

Total assets	$3,994,697	$3,670,007

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,079,956	$2,082,679
Unearned premiums	635,241	532,628
Reinsurance balances payable	169,540	108,699
Senior notes	114,386	114,276
Deferred income tax, net	11,199	6,291
Accounts payable and other liabilities	109,564	21,999

Total liabilities	3,119,886	2,866,572

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,548,112 shares for 2012 and 17,467,615 shares for 2011	1,754	1,746
Additional paid-in capital	327,197	322,133
Treasury stock, at cost (3,511,380 shares for 2012 and 2011)	(155,801)	(155,801)
Retained earnings	600,827	565,109
Accumulated other comprehensive income	100,834	70,248

Total stockholders’ equity	874,811	803,435

Total liabilities and stockholders’ equity	$3,994,697	$3,670,007

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Nine Months
	2012	2011	Change	2012	2011	Change
Gross Written Premiums:
Insurance Companies:
Marine	$44,879	$47,141	-4.8%	$156,640	$175,812	-10.9%
Property Casualty	139,948	110,975	26.1%	426,494	323,994	31.6%
Professional Liability	33,534	33,059	1.4%	97,629	84,912	15.0%

	218,361	191,175	14.2%	680,763	584,718	16.4%
Lloyd’s Operations:
Marine	37,716	26,979	39.8%	146,528	127,585	14.8%
Property Casualty	32,789	29,682	10.5%	106,063	91,106	16.4%
Professional Liability	9,876	7,482	32.0%	31,524	26,906	17.2%

	80,381	64,143	25.3%	284,115	245,597	15.7%

Total	$298,742	$255,318	17.0%	$964,878	$830,315	16.2%

	Three Months			Nine Months
	2012	2011	Change	2012	2011	Change
Net Written Premiums:
Insurance Companies:
Marine	$32,615	$34,180	-4.6%	$107,266	$130,200	-17.6%
Property Casualty	83,449	77,056	8.3%	274,823	201,978	36.1%
Professional Liability	26,084	24,056	8.4%	75,374	57,058	32.1%

	142,148	135,292	5.1%	457,463	389,236	17.5%
Lloyd’s Operations:
Marine	27,939	20,649	35.3%	109,489	102,362	7.0%
Property Casualty	11,633	16,296	-28.6%	36,693	47,364	-22.5%
Professional Liability	6,326	3,120	102.8%	17,698	12,834	37.9%

	45,898	40,065	14.6%	163,880	162,560	0.8%

Total	$188,046	$175,357	7.2%	$621,343	$551,796	12.6%

	Three Months			Nine Months
	2012	2011	Change	2012	2011	Change
Net Earned Premiums:
Insurance Companies:
Marine	$40,592	$41,951	-3.2%	$111,402	$124,387	-10.4%
Property Casualty	83,993	58,585	43.4%	240,536	156,871	53.3%
Professional Liability	24,505	18,796	30.4%	70,277	51,881	35.5%

	149,090	119,332	24.9%	422,215	333,139	26.7%
Lloyd’s Operations:
Marine	34,002	34,510	-1.5%	101,538	109,222	-7.0%
Property Casualty	11,870	15,952	-25.6%	41,644	44,105	-5.6%
Professional Liability	6,300	3,839	64.1%	15,001	13,422	11.8%

	52,172	54,301	-3.9%	158,183	166,749	-5.1%

Total	$201,262	$173,633	15.9%	$580,398	$499,888	16.1%

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2012

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$218,361	$80,381	$—	$298,742
Net written premiums	142,148	45,898	—	188,046
Net earned premiums	149,090	52,172	—	201,262
Net losses and loss adjustment expenses	(113,303)	(15,547)	—	(128,850)
Commission expenses	(20,827)	(10,911)	480	(31,258)
Other operating expenses	(29,387)	(10,725)	—	(40,112)
Other income (expense)	1,229	40	(480)	789

Underwriting profit (loss)	(13,198)	15,029	—	1,831
Net investment income	12,004	1,552	41	13,597
Net realized gains (losses)	2,609	2,152	—	4,761
Interest expense	—	—	(2,049)	(2,049)

Income (loss) before income taxes	1,415	18,733	(2,008)	18,140
Income tax expense (benefit)	(377)	6,525	(923)	5,225

Net income (loss)	$1,792	$12,208	$(1,085)	$12,915

Losses and loss adjustment expenses ratio	76.0%	29.8%		64.0%
Commission expense ratio	14.0%	20.9%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.6%

Combined ratio	108.9%	71.2%		99.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

September 30, 2011

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$191,175	$64,143	$—	$255,318
Net written premiums	135,292	40,065	—	175,357
Net earned premiums	119,332	54,301	—	173,633
Net losses and loss adjustment expenses	(76,755)	(33,487)	—	(110,242)
Commission expenses	(16,514)	(9,953)	533	(25,934)
Other operating expenses	(25,735)	(9,254)	—	(34,989)
Other income (expense)	554	(942)	(533)	(921)

Underwriting profit (loss)	882	665	—	1,547
Net investment income	14,037	2,158	64	16,259
Net realized gains (losses)	2,809	(226)	32	2,615
Interest expense	—	—	(2,047)	(2,047)

Income (loss) before income taxes	17,728	2,597	(1,951)	18,374
Income tax expense (benefit)	4,379	780	(683)	4,476

Net income (loss)	$13,349	$1,817	$(1,268)	$13,898

Losses and loss adjustment expenses ratio	64.3%	61.7%		63.5%
Commission expense ratio	13.8%	18.3%		14.9%
Other operating expense ratio (2)	21.2%	18.8%		20.7%

Combined ratio	99.3%	98.8%		99.1%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2012

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$680,763	$284,115	$—	$964,878
Net written premiums	457,463	163,880	—	621,343
Net earned premiums	422,215	158,183	—	580,398
Net losses and loss adjustment expenses	(304,483)	(65,759)	—	(370,242)
Commission expenses	(61,245)	(30,735)	1,769	(90,211)
Other operating expenses	(83,646)	(32,592)	—	(116,238)
Other income (expense)	3,750	106	(1,769)	2,087

Underwriting profit (loss)	(23,409)	29,203	—	5,794
Net investment income	34,225	6,289	118	40,632
Net realized gains (losses)	6,809	3,361	—	10,170
Interest expense	—	—	(6,147)	(6,147)

Income (loss) before income taxes	17,625	38,853	(6,029)	50,449
Income tax expense (benefit)	3,603	13,458	(2,330)	14,731

Net income (loss)	$14,022	$25,395	$(3,699)	$35,718

Losses and loss adjustment expenses ratio	72.1%	41.6%		63.8%
Commission expense ratio	14.5%	19.4%		15.5%
Other operating expense ratio (2)	18.9%	20.5%		19.7%

Combined ratio	105.5%	81.5%		99.0%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Nine Months Ended

September 30, 2011

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$584,718	$245,597	$—	$830,315
Net written premiums	389,236	162,560	—	551,796
Net earned premiums	333,139	166,749	—	499,888
Net losses and loss adjustment expenses	(228,882)	(112,011)	—	(340,893)
Commission expenses	(45,256)	(36,402)	1,494	(80,164)
Other operating expenses	(79,050)	(28,291)	—	(107,341)
Other income (expense)	2,871	(734)	(1,494)	643

Underwriting profit (loss)	(17,178)	(10,689)	—	(27,867)
Net investment income	44,009	6,733	330	51,072
Net realized gains (losses)	5,664	(2,409)	204	3,459
Interest expense	—	—	(6,140)	(6,140)

Income (loss) before income taxes	32,495	(6,365)	(5,606)	20,524
Income tax expense (benefit)	9,224	(2,247)	(1,962)	5,015

Net income (loss)	$23,271	$(4,118)	$(3,644)	$15,509

Losses and loss adjustment expenses ratio	68.7%	67.2%		68.2%
Commission expense ratio	13.6%	21.8%		16.0%
Other operating expense ratio (2)	22.9%	17.4%		21.4%

Combined ratio	105.2%	106.4%		105.6%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended September 30, 2012
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$40,592	$29,187	$14,200	$(2,795)	71.9%	35.0%	106.9%
Property Casualty	83,993	67,474	25,753	(9,234)	80.3%	30.7%	111.0%
Professional Liability	24,505	16,642	9,032	(1,169)	67.9%	36.9%	104.8%

Total Insurance Companies	149,090	113,303	48,985	(13,198)	76.0%	32.9%	108.9%

Lloyd’s Operations:
Marine	$34,002	$10,936	$14,543	$8,523	32.2%	42.7%	74.9%
Property Casualty	11,870	5,441	4,750	1,679	45.8%	40.1%	85.9%
Professional Liability	6,300	(830)	2,303	4,827	-13.2%	36.6%	23.4%

Total Lloyd’s	52,172	15,547	21,596	15,029	29.8%	41.4%	71.2%

Total All	$201,262	$128,850	$70,581	$1,831	64.0%	35.1%	99.1%

	Three Months Ended September 30, 2011
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$41,951	$28,082	$15,054	$(1,185)	66.9%	35.9%	102.8%
Property Casualty	58,585	36,272	19,605	2,708	61.9%	33.5%	95.4%
Professional Liability	18,796	12,401	7,036	(641)	66.0%	37.4%	103.4%

Total Insurance Companies	119,332	76,755	41,695	882	64.3%	35.0%	99.3%

Lloyd’s Operations:
Marine	34,510	22,817	14,429	(2,736)	66.1%	41.8%	107.9%
Property Casualty	15,952	7,597	4,002	4,353	47.6%	25.1%	72.7%
Professional Liability	3,839	3,073	1,718	(952)	80.0%	44.8%	124.8%

Total Lloyd’s	54,301	33,487	20,149	665	61.7%	37.1%	98.8%

Total All	$173,633	$110,242	$61,844	$1,547	63.5%	35.6%	99.1%

	Amounts		Loss Ratio
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$98,857	$63,475	66.3%	53.2%
Change in reserves	14,446	13,280	9.7%	11.1%

Net incurred loss and LAE	113,303	76,755	76.0%	64.3%

Lloyd’s Operations:
Loss and LAE payments	$24,019	26,168	46.0%	48.2%
Change in reserves	(8,472)	7,319	-16.2%	13.5%

Net incurred loss and LAE	15,547	33,487	29.8%	61.7%

Total
Loss and LAE payments	122,876	89,643	61.0%	51.6%
Change in reserves	5,974	20,599	3.0%	11.9%

Net incurred loss and LAE	$128,850	$110,242	64.0%	63.5%

	Amounts		Loss Ratio Impact
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$(3,607)	$2,144	-2.4%	1.8%
Lloyd’s Operations	9,084	(531)	17.4%	-1.0%

Total	$5,477	$1,613	2.7%	0.9%

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Nine Months Ended September 30, 2012
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio

Insurance Companies:
Marine	$111,402	$87,240	$40,371	$(16,209)	78.3%	36.3%	114.6%
Property Casualty	240,536	165,346	75,235	(45)	68.7%	31.3%	100.0%
Professional Liability	70,277	51,897	25,535	(7,155)	73.8%	36.4%	110.2%

Total Insurance Companies	422,215	304,483	141,141	(23,409)	72.1%	33.4%	105.5%

Lloyd’s Operations:
Marine	101,538	45,224	42,587	13,727	44.5%	42.0%	86.5%
Property Casualty	41,644	17,213	14,421	10,010	41.3%	34.7%	76.0%
Professional Liability	15,001	3,322	6,213	5,466	22.1%	41.5%	63.6%

Total Lloyd’s	158,183	65,759	63,221	29,203	41.6%	39.9%	81.5%

Total All	$580,398	$370,242	$204,362	$5,794	63.8%	35.2%	99.0%

	Nine Months Ended September 30, 2011
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$124,387	$82,888	$43,934	$(2,435)	66.6%	35.4%	102.0%
Property Casualty	156,871	110,637	57,662	(11,428)	70.5%	36.8%	107.3%
Professional Liability	51,881	35,357	19,839	(3,315)	68.2%	38.2%	106.4%

Total Insurance Companies	333,139	228,882	121,435	(17,178)	68.7%	36.5%	105.2%

Lloyd’s Operations:
Marine	109,222	73,239	43,781	(7,798)	67.1%	40.0%	107.1%
Property Casualty	44,105	22,976	15,720	5,409	52.1%	35.6%	87.7%
Professional Liability	13,422	15,796	5,926	(8,300)	117.7%	44.1%	161.8%

Total Lloyd’s	166,749	112,011	65,427	(10,689)	67.2%	39.2%	106.4%

Total All	$499,888	$340,893	$186,862	$(27,867)	68.2%	37.4%	105.6%

	Amounts		Loss Ratio
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011

Net Incurred Loss Activity
For the Nine Months Ended:
Insurance Companies:
Loss and LAE payments	$282,820	$207,446	67.0%	62.3%
Change in reserves	21,663	21,436	5.1%	6.4%

Net incurred loss and LAE	304,483	228,882	72.1%	68.7%

Lloyd’s Operations:
Loss and LAE payments	79,304	74,826	50.2%	44.9%
Change in reserves	(13,545)	37,185	-8.6%	22.3%

Net incurred loss and LAE	65,759	112,011	41.6%	67.2%

Total
Loss and LAE payments	362,124	282,272	62.4%	56.5%
Change in reserves	8,118	58,621	1.4%	11.7%

Net incurred loss and LAE	$370,242	$340,893	63.8%	68.2%

	Amounts		Loss Ratio Impact
	Sept. 30, 2012	Sept. 30, 2011	Sept. 30, 2012	Sept. 30, 2011

Impact of Prior Years Reserves
Favorable / (Unfavorable) Development
For the Nine Months Ended:
Insurance Companies	$(1,517)	$1,059	-0.4%	0.3%
Lloyd’s Operations	19,232	(3,694)	12.2%	-2.2%

Total	$17,715	$(2,635)	3.1%	-0.5%

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, September 30, 2012:
Insurance Companies:
Marine	$143,907	$112,624	$256,531
Property Casualty	173,686	329,070	502,756
Professional Liability	57,004	77,601	134,605

Total Insurance Companies	374,597	519,295	893,892

Lloyd’s Operations:
Marine	128,551	106,470	235,021
Property Casualty	28,053	30,200	58,253
Professional Liability	15,823	42,363	58,186

Total Lloyd’s Operations	172,427	179,033	351,460

Total Net Loss Reserves	$547,024	$698,328	$1,245,352

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, December 31, 2011:
Insurance Companies:
Marine	$127,912	$121,875	$249,787
Property Casualty	185,822	296,177	481,999
Professional Liability	56,953	83,490	140,443

Total Insurance Companies	370,687	501,542	872,229

Lloyd’s Operations:
Marine	117,448	123,136	240,584
Property Casualty	37,877	25,846	63,723
Professional Liability	13,580	47,118	60,698

Total Lloyd’s Operations	168,905	196,100	365,005

Total Net Loss Reserves	$539,592	$697,642	$1,237,234

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2012

As of September 30, 2012, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.8 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of September 30, 2012, the Company owned two asset-backed securities approximating $0.7 million with subprime mortgage exposures. The securities have an effective maturity of 3.2 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.1 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 6.3 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of September 30, 2012:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
September 30, 2012	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Treasury bonds, agency bonds and foreign government bonds	$465,215	$11,881	$(55)	$453,389	$—
States, municipalities and political subdivisions	443,994	34,451	(66)	409,609	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	405,229	17,582	(56)	387,703	—
Residential mortgage obligations	39,095	711	(837)	39,221	(278)
Asset-backed securities	50,897	1,069	(72)	49,900	—
Commercial mortgage-backed securities	208,742	18,126	(50)	190,666	—

Subtotal	703,963	37,488	(1,015)	667,490	(278)
Corporate bonds	471,886	26,941	(101)	445,046	—

Total fixed maturities	2,085,058	110,761	(1,237)	1,975,534	(278)

Equity securities—common stocks	105,930	31,377	(278)	74,831	—
Short-term investments	187,445	—	—	187,445	—
Cash	36,252	—	—	36,252	—

Total	$2,414,685	$142,138	$(1,515)	$2,274,062	$(278)

News Release

November 1, 2012

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

September 30, 2012

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2012:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$126,642	$6,416	$(45)	$120,271
FNMA	210,396	8,705	(11)	201,702
FHLMC	68,191	2,461	—	65,730

Total	$405,229	$17,582	$(56)	$387,703

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$12,709	$126	$(658)	$13,241
Alt-A	2,102	24	(179)	2,257
Subprime	721	21	—	700
Non-US RMBS	23,563	540	—	23,023

Total	$39,095	$711	$(837)	$39,221